                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 4, 1998

Morgan Stanley Capital I Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of March 1, 1998 providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1998-WF1)


                          Morgan Stanley Capital I Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                333-45467         13-3291626
  (STATE OR OTHER JURISDICTION      (COMMISSION)     (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)     IDENTIFICATION NO.)



                     1585 Broadway, New York, New York 10036
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 761-7400



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2
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Items 1 through 4 and Item 6 are not included because they are not applicable.

Item 5.  Other Events.

     It is expected that on or about March 5, 1998, a single series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-WF1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Morgan Stanley Capital I Inc. (the "Registrant"), Wells Fargo Bank, National Association, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent. Certain classes of the Certificates (the "Offered Certificates"), which are registered under the Registrant's registration statement on Form S-3 (no. 333-45467), will be sold to Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Deutsche Morgan Grenfell Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Offered Certificates, the Underwriters have advised the Registrant that they have furnished to prospective investors "Computational Materials" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association), attached hereto as Exhibit
99.1 and 99.2.

     The Computational Materials attached hereto have been prepared and provided to the Registrant by the respective Underwriters. The information in such Computational Materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Offered Certificates and by any other information subsequently filed with the Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



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                                                                     Sequential
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                     Page
99.1 Computational Materials prepared by Morgan Stanley & Co. Incorporated. (Note 1)

99.2       Computational Materials prepared by Bear, Stearns & Co.
           Inc. (Note 1)

           Note(1): Previously filed under cover of Form SE pursuant to and under Rule 311 of Regulation S-T.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORGAN STANLEY CAPITAL I INC.



                                        By:       /s/ James Flaum
                                           ------------------------------
                                           Name:  James Flaum
                                           Title: Vice President


Dated:  March 4, 1998
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                        EXHIBIT INDEX

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

EXHIBIT NO.                                       PAGE NO.
-----------                                       --------

99.1      Computational Materials prepared          P
          by Morgan Stanley & Co.
          Incorporated

99.2      Computational Materials prepared          P
          by Bear, Stearns & Co., Inc.

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